UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2022

Bakhu Holdings, Corp.

(Exact name of Company as specified in its charter)

Nevada	000-55862	26-0510649
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
One World Trade Center, Suite 130
Long Beach, CA 90831
(Address of Principal Executive Offices)

(310) 891-1959
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report, should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”) regarding us and our business, financial condition, results of operations and prospects. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

ADDITIONAL INFORMATION

You are urged to read this Current Report carefully. This Current Report is not all-inclusive and does not contain all the information that you may desire in evaluating the Company. You must conduct and rely on your own evaluation of the Company, including the merits and risks involved in making a decision to invest in our stock. No representations or warranties of any kind are intended nor should any be inferred with respect to the economic viability of the Company or with respect to any benefits, which may accrue as a result of an investment in the Company. The Company does not in any way represent, guarantee or warrant an economic gain or profit with regard to our business. We do not in any way represent or warrant the advisability of investing in our stock. Any projections, forecasts, or other forward-looking statements or opinions contained in this Current Report constitute estimates by us based upon sources deemed to be reliable, but the accuracy of this information is not guaranteed nor should you consider the information all-inclusive.

As used in this Current Report and unless otherwise indicated, the terms “we,” “us,” “our,” the “Company,” and “we” refer to Bakhu Holdings Corp.

Item 1.01Entry into a Material Definitive Agreements.

Second Amendment to BDC Consulting Agreement

On July 14, 2022 Bakhu and Bus Dev Centre, Inc., a Nevada Corporation (“BDC”) entered into a Second Amendment (the “Second Amendment”) to the BDC Consulting Agreement, to confirm and further document the compensation due BDC and certain agreed adjust of the compensation set forth in the BDC Consulting Agreement.

In general, pursuant to Second Amendment:

1.the term of the BDC Consulting Agreement is hereby extended to January 30, 2023;

2.the parties confirmed that with the exception of BDC’s continuing services and support as set forth in Section 4, and the continuing obligations under Section 8 of the Second Amendment, BDC has fully and satisfactorily performed and discharged its obligations and satisfied the covenants under the BDC Consulting Agreement;

3.the parties agreed that if Bakhu chooses to construct a new research and development laboratory, BDC agrees to provide, at no cost to Bakhu, additional consultancy services related thereto;

4.any additional advisory and consultancy services outside the scope of the services provided under Section 4, or as provided pursuant to Section 8, of the Second Amendment, requested by Bakhu, shall be on a case by case project basis as to the scope, services and compensation as mutually agreed in writing between Bakhu and BDC;

5.per the mutual agreement of Bakhu, OZ Corporation and BDC, OZ shall be responsible for the payment to BDC of $92,215 for advisory and consultancy services previously rendered by BDC in accordance with the BDC Consulting Agreement and $240,017.25 in unreimbursed expenses incurred on behalf of Bakhu (collectively the “Past Due Balance”).;

6.BDC acknowledged and agreed to continue to provide services and support in furtherance of (a) the sale of licenses, (b) supporting Licensee operations, (ci) the sale, or merger, or recapitalization of Bakhu or all or substantially all of the assets of Bakhu, and (d) oversight of the construction of a potential New R&D Lab.

7.Bakhu and BDC agree that:

(a)Bakhu shall have no further obligation to pay the Firm Retainer and Expenses pursuant to Exhibit B, Section A., Subsections 1 and 2., (ii) pay the monthly retainer pursuant to Exhibit B, Section A., Subsection 4., and (iii) for the reimbursement of expenses pursuant to Exhibit B, Section A., Subsection 5 .

(b)Bakhu will reimburse BDC for such travel and expenses incurred by BDC for additionally services requested of BDC, provided that such travel and expense have been approved by Bakhu in writing in advance.

8.Bakhu acknowledges the compensation to be paid to BDC pursuant to:

(a)Exhibit B, Section A., Subsection 3a., associated with the Bakhu’s sale of sublicenses to third parties;

(b)Exhibit B, Section A., Subsection 3b., and income derived from a commercial research and development laboratory operated by Bakhu or a subsidiary of Bakhu;

(c)Exhibit B, Section A., Subsection 3c., BDC’s support of licensee operations; and

(d)Exhibit B, Section A., Subsection 6., in connection with one or more, or a combination of, certain defined events.  Bakhu and BDC further agree that any compensation received by BDC pursuant to Exhibit B, Section A., Subsection 6, shall be reduced and offset by the amount of any compensation actually paid to BDC pursuant to Exhibit B, Section A, Subsection 3 captioned “Performance Bonuses.

9.Exhibit B, Section A, Subsection 6e. was amended to read as follows:

Bonus on Sale of Company Adjustment Mechanism.

i). As of the Effective Date there are 333,134,400 shares of common stock of Bakhu on a fully-diluted basis (i.e., assuming the exercise of all outstanding options and warrants, the conversion of any convertible notes and the issuance of any shares pursuant to current agreements).

ii).If, after the Effective Date, Bakhu sells or issues more than 33,313,440 shares of common stock (i.e., 10% of Bakhu’s outstanding and issuable common stock, on a fully diluted basis as of the Effective Date), at a weighted average price per share of less than the price per share of Bakhu’s last cash sale of common stock to an unrelated party (the “Reference Price”), as reported on Bakhu’s quarterly report on Form 10-Q for the quarter ended April 30, 2022, then the amount of the Bonus payable pursuant this subsection 6., of Section A., of Exhibit B, shall be reduced by a percentage calculated by dividing (x) the total number of shares issued at a weighted average price per share below the Reference Price by (y) the total number of Bakhu shares of common stock outstanding and issuable on a fully diluted basis as of the calculation date.

The foregoing summary descriptions of the terms of the Second Amendment is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Second Amendment, attached hereto as Exhibit 10.01 to this Current Report on Form 8-K.

Item 3.02Unregistered Sales of Equity Securities.

On July 6, 2022, Bakhu issued an aggregate of 33,334 restricted shares of common stock to each of two accredited investor for cash at $1.50 per share for aggregate consideration of $10,000.  No underwriters were involved in the transaction. The shares were issued pursuant to an exemption from registration under Section 4(a)(2) and Rule 506 of the Securities Act of 1933.

Item 8.01Other Events.

On June 23, 2022, Bakhu Holdings, Corp. (“Bakhu” or the Company”) executed a Promissory Note (the “Note”) in the principal amount of $150,000 in favor of OZ Corporation, a California corporation which is owned and control by John R. Munoz, an affiliate of the Company.  Under the terms of the Note simple interest will accrue at rate of 7% per annum until paid in full. All unpaid principal and unpaid accrued interest will be due and payable from the first net proceeds received by the Company from external funding of any kind or nature provided by persons that are not, directly or indirectly, affiliates of the Company, but in any event on or before the close of business on December 15, 2024.  The Company may prepay the Note in whole or in part, at any time or from time to time, without notice, premium, charge, or penalty.

The foregoing summary descriptions of the terms of the Note is a summary only and does not purport to be complete, may not contain all information that is of interest to the reader and is qualified in its entirety by reference to the full text the Promissory Note, attached hereto as Exhibit 10.02 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.1	Second Amendment to BDC Consulting Agreement dated July 14, 2022(1)
10.2	Promissory Note dated June 23, 2022 (1)

________________________

(1)  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKHU HOLDINGS CORP.

Date: July 21, 2022	/s/ Evripides Drakos
By: Evripides Drakos Its: Chief Executive Officer (Principal Executive Officer)